UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2020

TONGJI HEALTHCARE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-140645	99-0364697
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3651 Lindell Road, D517 Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 479-3016

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2020, Tongji Healthcare Group, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Nevada. The sole purpose of the Amendment was to change the Company’s name from “Tongji Healthcare Group, Inc.” to “Clubhouse Media Group, Inc.” (the “Name Change”).

The Amendment has a future effective date of November 20, 2020.

The Company intends to file in the near future a Notice of Corporation Action with FINRA regarding the Name Change, which will be subject to FINRA review and approval. Regardless of the effective date of the Amendment, the Name Change will not be effective until FINRA approves the Name Change.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on by written consent of the stockholders of the Company effective October 23, 2020.

(a)	The Amendment was authorized, approved, and adopted, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,000,000 (1)	—	—	—

(1)

Represents 65.48% of the voting power of the Company’s capital stock as of October 23, 2020, held by the following holders of the Company’s shares of common stock, par value $0.001 (the “Common Stock”), each of which is an executive officer of the Company: (i) Amir Ben-Yohanan, Chief Executive Officer of the Company and holder of 22,5000,000 shares of Common Stock; (ii) Christian J. Young, President and Secretary of the Company, and the holder of 6,000,000 shares of Common Stock; and (iii) Simon Yu, Chief Operating Officer of the Company and the holder of 1,500,000 shares of Common Stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Tongji Healthcare Group, Inc., effective as of November 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2020	TONGJI HEALTHCARE GROUP, INC

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer